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                                                                   Exhibit 10.89

                      AMENDMENT NO 1. TO LICENSE AGREEMENT

         This AMENDMENT NO. 1 TO LICENSE AGREEMENT (this "Amendment") is entered into this 14/th/ day of May 2002, by and between Aeolus Pharmaceuticals, Inc. ("Aeolus") and National Jewish Medical and Research Center ("NJM") with respect to that certain License Agreement between the parties dated November 17, 2000 (the "Agreement").

         1. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         2. The Agreement shall be amended by replacing each reference to "best efforts" in the Agreement with "commercially reasonable efforts".

         3. Section 6.02 of the Agreement shall be deleted in its entirety and replaced with the following new Section 6.02:

            "6.02 LICENSOR further agrees that the right of publication of the Inventions shall reside in the inventor and other employees of LICENSOR. LICENSOR shall furnish LICENSEE with copies of any proposed publication or presentation at least 45 days in advance of the submission of such proposed publication or presentation to a journal, editor or other third party in order to determine whether or not it contains patentable subject matter and for filing a patent application thereon in the event it does contain such information. LICENSEE may request, and LICENSOR shall agree to, a delay of such proposed publication for an additional period, not to exceed 30 days, in order to protect the potential patentability of any invention described therein; provided further that LICENSOR shall not unreasonably withhold permission for an additional delay of 30 more days to allow time for patent filing. Subject to the foregoing, LICENSEE shall also have the right to publish and/or co-author any publication regarding the application of Subject Technology in accordance with the customary academic standards."

         4. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                         [NEXT PAGE IS SIGNATURE PAGE.]

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

              Aeolus Pharmaceuticals, Inc.       National Jewish Medical and
                                                 Research Center

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                                Signature                       Signature


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